Corporate information	12 Months Ended
Dec. 31, 2022
Corporate Information
Corporate information

1.	Corporate information

Companhia Brasileira de Distribuição ("Company" or “CBD”), directly or through its subsidiaries (“Group” or “GPA”) is engaged in the retail of food, clothing, home appliances, electronics and other products through its chain of supermarkets, specialized stores and department stores especially under the trade names "Pão de Açúcar, “Minuto Pão de Açúcar”, “Mercado Extra”, “Minimercado Extra” and “Compra Bem”. Related to the operations of the Extra Hiper brand, note 1.1. The Group’s headquarters is in the city of São Paulo, State of São Paulo, Brazil.

The Company also operates in other Latin American countries through the subsidiary Almacenes Éxito SA (“Éxito”). Éxito is a Colombian company that operates the supermarket and hypermarket banners Éxito, Carulla, Super Inter, Surtimax and Surtimayorista in Colombia, the Libertad banner in Argentina and the Disco and Devoto banners in Uruguay. Additionally, Éxito also operates shopping centers in Colombia under the banner Viva. The process of segregation and discontinuity of Éxito's activities at GPA is in progress, refer to Note 1.2.

The Company’s shares are listed on the São Paulo Stock Exchange (B3 S.A. - Brasil, Bolsa, Balcão (“B3”)) called “Novo Mercado”, which requires the highest level of Corporate Governance under, the ticker symbol “PCAR3” and in the New York Stock Exchange (“NYSE”) (American Depositary Receipts (“ADR”) level III), under the ticker symbol “CBD”.

The Company is controlled by Ségisor and its parent company is Casino Guichard Perrachon (“Casino"), a French company listed in the Paris Stock Exchange.

1.1	Discontinuation of the business of Extra Hiper stores and sale of assets to Sendas

As part of the Brazilian retail reportable segment, the Company operates different store formats, as highlighted in Note 1, including 103 Extra Hiper stores. In line with the strategy of optimizing its stores portfolio, allocating relevant resources to accelerate the growth of the most profitable formats, Management decided to discontinue the operation of stores with the Extra Hiper banner (including drugstores).

According to material facts disclosed on October 14, 2021 and December 16, 2021, the independent directors of the Boards of Directors of the Company and Sendas Distribuidora S.A. (“Assai” or “Sendas” - a former subsidiary and that it was spun-off as described in Note 1.3), approved the terms and conditions of the agreement for the transfer to Sendas of the rights of use of 70 stores, located in several different states, including real estate owned by the Company and other assets leased from third parties.

The transaction was definitively completed, after an amendment on December 26, 2022, as follows: (i) transfer of the point of sale rights of 66 (initially 70) stores to Assaí for the amount of R$3,928 billion (initially R$3,973 billion) and (ii) sale of 17 properties to the real estate fund Barzel Properties, with guarantee and subsequent lease directly by Assaí for a period of 25 years, renewable for an additional period of 15 years, in the amount of R$1.200 billion, pursuant to the agreement entered into on February 25, 2022.

On August 17, 2022, the Company's Board of Directors approved the execution of agreements with financial institutions for the definitive sale of receivables with Assaí, in the amount of up to R$2 billion referring to the installments due between 2023 and 2024. Residual installments in the amount of R$1.2 billion due in 2023 and R$700 million due in January 2024 adjusted by the CDI +1.2% p.a. were also definitively sold, with the consent of Assai and with no right of recourse during the third quarter of 2022. The cost of this sale was R$2.4 million and is allocated in the financial result.

On December 31, 2022, the Company received, or sold, the totality of the receivables related to the transaction.

Also, as part of the plan to discontinue the hypermarket format, out of the 37 remaining Extra Hiper stores, the Company converted 25 to other banners (Pão de Açúcar and Mercado Extra) and closed 12 stores.

Management evaluated the transaction as per IFRS5 - "Non-Current Assets Held for Sale and Discontinued Operations" and concluded that the discontinuation of the 103 Extra Hiper stores (complete transaction) results in the abandonment of an important line of business in the Brazilian retail segment, with subsequent sale of free operating assets (fixed and right of use) to Sendas.

Therefore, on December 31, 2021, the Company partially abandoned the stores (21% of gross revenue from the Extra Hiper business line for the year 2021) and concluded that the abandonment of the hypermarkets business line was not substantially completed in 2021, since, according to IFRS5, an abandonment of an operation must be considered discontinued when it is substantially completed, which occurred in the first quarter of 2022, with the abandonment and delivery of 86% of the total stores to Assaí. In 2022, the net gain on disposal of the assets and the result of operations of the hypermarket business line is being presented as a discontinued operation (Extra Hiper business line), as well as comparative periods (2021 and 2020), in a single line in the statement of income, as provided for in IFRS5.

In the year ended December 31, 2022, the Company recorded revenue in the amount of R$3.9 billion (R$1.2 billion in 2021), in addition to write-offs of assets corresponding to the amount of R$1,035 (R$481 in 2021) and expenses of R$1,345 (R$294, net of gains, in 2021). The expenses in 2022 are comprised of R$566 related to the dismissal of employees, R$95 cancellation of contracts and R$684 other transaction-related expenses, generating the net result of the transaction in the amount of R$1,564 (R$426 in 2021) recorded in the Net income for the year from discontinued operations (Note 33).

1.2	Segregation transaction and discontinuation of Éxito's operations in the Company.

On September 5, 2022, the Company's Board of Directors evaluated the result of preliminary studies for the eventual segregation of GPA and Éxito, authorizing Management to finalize the studies regarding this transaction, as well as to evaluate the necessary steps for its respective formalization, including all measures for the creation of Éxito's BDRs (Brazilian Depositary Receipts) and ADRs programs in Brazil and in the United States of America, respectively.

According to the plan prepared by Management, the transaction is expected to occur through a capital reduction of GPA with the objective of distributing approximately 83% of the Éxito shares, currently held by GPA, to its shareholders. Thus, after the distribution of shares, GPA will maintain a minority interest of approximately 13% in Éxito.

On December 30, 2022, Éxito submitted the application for registration as a category “A” publicly-held company, the application for registration of the BDR Level I program with CVM, and the application for listing of BDRs with to B3.

The Company also concluded the necessary prior authorizations from the main financial creditors during the year ended 2022.

Management complied with the main requirements of the segregation process of its subsidiary Éxito in 2022, and the transaction is considered highly likely to be concluded during 2023. According to IFRS 5, the subsidiary Éxito and its subsidiaries are presented in these financial statements as assets held for sale or distribution on the balance sheet as of December 31, 2022 and discontinued operations in the Statement of Income for the year ended December 31, 2022 and comparative presentation for the years ended December 31, 2021 and 2020.

The Company’s extraordinary general meeting held on February 14, 2023 approved (i) the Company's capital increase, in the amount of R$2,605, through the use of reserves, without issuing new shares; (ii) the capital reduction of GPA in the amount of R$ 7,133 through the delivery to GPA’s shareholders of 1,080,556,276 common shares issued by Éxito owned by GPA, representing 4 shares issued by Éxito for each GPA’s share.

On April 3rd and 4th, 2023, CVM and B3, respectively, approved Éxito’s registration as a publicly traded company category “A” and the request for registration and negotiation of Éxito’s BDRs in B3.

On July 3, 2023, Éxito's public request for registration was made, through the declaration contained in its form 20-F, to the U.S. Securities and Exchange Commission (“SEC”) and on n July 25, 2023, SEC declared the effectiveness of Éxito's Form 20-F, concluding SEC’s registration process of Éxito. As a result, Éxito is registered as a public company in the three markets (Brazil, Colombia and the United States of America) necessary to complete the transaction.

On August 8, 2023, GPA obtained the authorization from the Superintendencia Financeira de Colombia (“SFC”), Colombian regulatory body, for the transfer of the shares of Éxito which will be delivered to GPA’s shareholders in the context of the Transaction, considering a cut-off date on August 22, 2023 for BDR and August 23, 2023 for ADR. Company maintains its expectation to complete the transaction in the third quarter of 2023.

1.3	Corporate reorganization and Sendas Spin-Off

On December 31, 2020, an extraordinary general shareholders’ meeting of CBD and Sendas approved a corporate reorganization (the “Transaction”) under which substantially all of the issued and outstanding Sendas common shares were distributed to holders of CBD common shares and American Depositary Shares, on a pro rata basis for no consideration.

The Transaction aimed to unlock the full potential of our previously held Cash & Carry segment (currently presented as “Discontinued operations”), which is now operated by Sendas, allowing them to operate separately, with their own management, focused on its business model and direct access to the capital market and other sources of financing.

In addition, the Transaction involved the following:

•	Contribution and exchange of interest in Éxito
1.	CBD engaged in the exchange transaction with Sendas in which certain assets of CBD were transferred to Sendas in exchange for an equivalent value of the shares of Éxito held by Sendas (corresponding to 8.77% of the total outstanding shares of Éxito). The assets of CBD transferred to Sendas consisted of:

o	50% of the shares of Bellamar Empreendimentos e Participações Ltda. (“Bellamar”), a holding company that holds an investment in 35.76% of the shares of Financeira Itaú CBD S.A. Credit, Financing and Investment, with a book value of R$195 million; and

o	real estate assets, consisting of five parcels of real estate, with a book value of R$25 million, which may be developed as sites for new stores in the future.

o	As a result of this exchange, an effect of R$694 was recorded on the Company's shareholders' equity as retained earnings. At December 31, 2022, the company recorded the deferred income tax liability on this amount due to the segregation plan of the operations of Grupo Éxito, see note 1.2

2.	Sendas distributed to CBD the remaining shares of Éxito held by Sendas, corresponding to 87.80% of the total outstanding shares of Éxito for no consideration.

•	Contribution of certain assets by Sendas to CBD

Sendas distributed certain assets to CBD in the net amount of R$20.

•	Contribution by CBD to Sendas

CBD conducted the following capital contributions:

1.	CBD transferred to Sendas the net assets of stores that may be developed by Sendas in the future, with a residual value of R$45
2.	CBD contributed intercompany receivables to Sendas for an amount of R$140; and
3.	CBD contributed R$500 in cash to Sendas

In addition, on December 14, 2020, CBD entered into a Separation Agreement with Sendas, which provides a framework for CBD’s relationship with Sendas following the Transaction. Pursuant to the Separation Agreement, CBD transferred and Sendas will recognize certain assets and liabilities related to contingencies and their related judicial deposits for which the parties have agreed to be responsible following the Separation, in a net amount of R$111.

The Transaction was accounted for as reorganization amongst entities under common control, as such, the net effect of the transactions above was recorded in equity.

In addition, the exchange of 50% interest in Bellamar, described above, resulted in the loss of control of Bellamar. As a result, the Company recognized a gain of R$573 for the difference between the fair value of the retained interest in Bellamar and its book value.

The table below summarizes the balances of Sendas that have been deconsolidated from CBD, as of December 31, 2020, as a result of the Transaction:

Sendas
December 31, 2020

Cash and cash equivalents	3,532
Trade receivables, net	182
Other receivables	34
Inventories, net	3,739
Recoverable taxes	768
Derivative financial instruments	57
Other current assets	36
Total current assets	8,348

Related parties	178
Recoverable taxes	866
Restricted deposits for legal proceedings	134
Financial instruments	11
Investments in associates	769
Property and equipment, net	7,477
Intangible assets, net	1,038
Total non-current assets	10,473
Total assets	18,821

Trade payable, net	5,057
Payroll and related taxes	371
Taxes payable	528
Borrowings and financing	2,119
Lease liabilities	172
Deferred revenue	227
Financing of property and equipment	34
Other current liabilities	153
Total current liabilities	8,661

Borrowings and financing	5,711
Lease liabilities	2,604
Related parties	41
Provision for contingencies	281
Deferred revenue	1
Deferred income tax and social contribution	82
Other non-current liabilities	8
Total non-current liabilities	8,728

Total liabilities	17,389

Net assets	1,432
Total liabilities and shareholders’ equity	18,821

On February 10, 2021, the request for listing and admission to the trading of shares issued by Sendas in the Novo Mercado segment of the B3 was approved. The shares started trading on March 1,2021, under the ticker symbol “ASAI3”.

On February 12, 2021, the request for listing of American Depositary Securities (“ADSs”) issued by Sendas on the NYSE was approved and the Sendas’ ADSs started trading on the NYSE on March 8, 2021, under the ticker symbol “ASAI”.

GPA’s shareholders received, after the close of trading on February 26, 2021, shares issued by the Sendas, in proportion to their respective holdings in GPA’s share capital.

1.4	Going concern

Management has assessed the Company's ability to continue operating for the foreseeable future and has concluded that it has the ability to maintain its business and systems operating normally. Accordingly, management is not aware of any material uncertainty that may cast significant doubt on the Company's ability to continue as a going concern and the financial statements have been prepared on a going concern basis.